                                                                  EXECUTION COPY


                     FIRST AMENDMENT TO DEBTOR-IN-POSSESSION
                           LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT (this "AMENDMENT"), dated as of March 10, 2005, among American Business Financial Services, Inc., as a debtor and a debtor-in-possession, a Delaware corporation ("ABFS" or the "Company"), the affiliates of ABFS listed on Schedule A thereto, each as a debtor and a debtor-in-possession (together with ABFS, individually a "BORROWER" and collectively, the "BORROWERS"), the Lenders party thereto (each individually a "LENDER" and collectively, the "LENDERS"), Greenwich Capital Financial Products, Inc., a Delaware corporation, as administrative agent for the Secured Parties (as defined therein) (in such capacity, the "AGENT"), The CIT Group/Business Credit, Inc., as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT"), Greenwich Capital Financial Products, Inc. and The CIT Group/Business Credit, Inc., as co-lead arrangers for the Lenders (in such capacity, the "CO-LEAD ARRANGERS"), and the other Secured Parties, amends certain provisions of the Debtor-in-Possession Loan and Security Agreement, dated as of February 22, 2005 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), among the Borrowers, the Lenders, the Agent, the Syndication Agent, the Co-Lead Arrangers and the Secured Parties.

                                    RECITALS

        Pursuant to the Loan Agreement, the Lenders have agreed to make Advances to the Borrowers.

        In connection with the hearing to approve the Final Order, the Borrowers and the parties hereto have agreed to certain amendments to the Loan Agreement as more specifically set forth below.

        Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. DEFINED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

        2. AMENDMENTS TO THE LOAN AGREEMENT. Upon the occurrence of the First Amendment Effective Date (as defined in SECTION 4 of this Amendment), the Loan Agreement is hereby amended as follows:

                (a) By inserting the following definitions in appropriate alphabetical order in SECTION 1.01 of the Loan Agreement:

        ""APPROVED MORTGAGE LOAN" means a Mortgage Loan that has been reunderwritten by the Agent and confirmed by the Agent to qualify as an Eligible Mortgage Loan."

        ""CARVE-OUT ALLOCATION" means (a) any amounts applied to prepay the Tranche C Advances pursuant to CLAUSE (VI) of SECTION 2.06(D) PLUS (b) any amounts applied to prepay the Tranche C Advances pursuant to CLAUSE (IX) of
SECTION 2.06(E)."

        ""PRE-FUNDING REUNDERWRITING TRIGGER" shall be deemed to occur if (a) any random sampling reunderwriting by the Agent of Mortgage Loans originated or purchased by any Borrower in an aggregate sample size greater than or equal to $25,000,000 indicates that less than 90% (based upon the aggregate unpaid principal amount of such Mortgage Loans) of such Mortgage Loans are Approved Mortgage Loans or (b) any random sampling of drive-by-appraisal of a minimum of 100 Mortgage Loans indicates that more than 10% (based upon the aggregate unpaid principal amount of such Mortgage Loans) of such Mortgage Loans have a negative percentage variance in value to the original appraisal in excess of 20%."

        "WEEKLY FEE PAYMENT DATE" means the last Business Day of each week beginning March 4, 2005.

                (b) By amending and restating the following definitions set forth in SECTION 1.01 of the Loan Agreement:

        ""APPLICABLE COLLATERAL PERCENTAGE" means, with respect to an Eligible Mortgage Loan, the following percentages of the unpaid principal balance thereof, in each case reduced by any applicable Delinquency Adjustment:

        (a) if the loan has a FICO Score of 640 or greater, 97%, unless such Eligible Mortgage Loan is an Approved Mortgage Loan, in which case, 98.5%;

        (b) if the loan has a FICO Score greater than 599 but less than 640, 95%, unless such Eligible Mortgage Loan is an Approved Mortgage Loan, in which case, 98.5%;

        (c) if the loan has a FICO Score greater than 549 but less than 600, 93%, unless such Eligible Mortgage Loan is an Approved Mortgage Loan, in which case, 98.5%;

        (d) if the loan has a FICO Score greater than 519 but less than 550, 89%, unless such Eligible Mortgage Loan is an Approved Mortgage Loan, in which case, 98.5%; and

        (e)     if the loan has a FICO Score less than 520 or no FICO Score, 0%.

        For example, the Applicable Collateral Percentage for a Mortgage Loan (which is not an Approved Mortgage Loan) (1) with a FICO Score of 550, and (2) that is 60 days delinquent (delinquent with respect to a Monthly Payment on the date of the second scheduled related Monthly Payment becoming due) and therefore subject to a Delinquency Adjustment, shall be 73% (and such Mortgage Loan shall cease to be an Eligible Mortgage Loan if it remains delinquent for another two months)."

        ""APPLICABLE MARGIN" means (a) with respect to Tranche A Advances, 3.75% per annum until such time as the Borrowers have originated and funded Mortgage Loans in an aggregate amount of at least $350,000,000 and 3.00% per annum thereafter, (b) with respect to Tranche B Advances, 5.75% per annum, (c) with respect to Tranche C Advances, 8.25% per annum, (d) with respect to Tranche D Advances, 8.25% per annum and (e) with respect to Tranche E Advances, 7.00% per annum."

        ""CARVE-OUT" means (a) amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6), and (b) allowed fees and expenses of attorneys, accountants and other professionals retained by formal application in the Chapter 11 Cases (other than ordinary course professionals) pursuant to Sections 327 and 1103 of the Bankruptcy Code, but the amount entitled to priority under this clause (b) ("PRIORITY PROFESSIONAL EXPENSES") shall not exceed $2,500,000 outstanding and unpaid in the aggregate at any time (inclusive of any holdbacks required by the Bankruptcy Court and any amounts unbilled for services performed prior to a Priority Triggering Event and allocated as set forth in the last sentence of this definition) (the "PROFESSIONAL EXPENSE CAP") regardless of whether the fees or expenses are allowed and unpaid at the time of a Priority Triggering Event or are incurred before or after such event; provided, however, that (A) after the Agent has provided (by hand or facsimile) written notice to the Administrative Borrower of the occurrence of an Event of Default hereunder or a default (and expiration of any applicable cure period) by the Borrowers in any of their obligations under the Orders (a "PRIORITY TRIGGERING EVENT"), any payments actually made to such professionals after the occurrence and during the continuance of such Event of Default or default, under Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expense Cap on a dollar-for-dollar basis and (B) for the avoidance of doubt, any payment actually made to such professionals prior to the notice described in subclause (A) above may be retained by such professionals and will not reduce the Professional Expense Cap; and PROVIDED, FURTHER, THAT no portion of the Carve-Out shall be used to challenge this Loan Agreement and the other Loan Documents (including the Liens securing this Loan Agreement); although the foregoing proviso shall not prevent any portion of the Carve-Out from being used to investigate the Greenwich Pre-Petition Loan Agreement (including the Liens securing the Greenwich Pre-Petition Loan Agreement) as may be permitted by the Bankruptcy Code. The Professional Expense Cap shall not be reduced by the amount of any unapplied retainers provided to professionals of the Borrowers. If a Priority Triggering Event occurs on or after June 1, 2005 at any time the Carve-Out Allocation is less than $1,000,000, the Professional Expense Cap shall be allocated (x) to pay Priority Professional Expenses incurred and unpaid prior to such Priority Triggering Event in an amount not to exceed the sum of (i) $1,000,000 PLUS (ii) an additional amount not to exceed the Carve-Out Allocation and (y) to pay Priority Professional Expenses incurred after such Priority Triggering Event in an amount not to exceed (I) $1,500,000 MINUS (II) the portion of the Carve-Out Allocation used under clause (x)."

        ""TRANCHE A SUBLIMIT" means (a) prior to June 1, 2005, $250,000,000 and
(b) on and after June 1, 2005, the Maximum Credit less the sum of (i) the outstanding Obligations (as defined in the Greenwich Pre-Petition Loan Agreement), (ii) the outstanding Tranche B Advances, (iii) the outstanding Tranche C Advances, (iv) the outstanding Tranche D Advances and (v) the outstanding Tranche E Advances."

        ""TRANCHE C BORROWING BASE" means (a) the Tranche C Applicable Collateral Percentage MULTIPLIED BY the Lending Value of the IOS, as determined by the Agent, LESS (b) $1,500,000 LESS (c) the Clearing Account Reserve LESS (d) the Carve-Out Allocation."

        ""WET-INK APPLICABLE COLLATERAL PERCENTAGE" means, with respect to a Wet-Ink Mortgage Loan, the following percentages of the unpaid principal balance thereof:

        (a)     if the loan has a FICO Score of 640 or greater, 93%;

        (b) if the loan has a FICO Score greater than 599 but less than 640, 91%;

        (c) if the loan has a FICO Score greater than 549 but less than 600, 89%;

        (d) if the loan has a FICO Score greater than 519 but less than 550, 85%; and

        (e) if the loan has a FICO Score less than 520 or no FICO Score, 0%."

                (c) By amending clause (i) of the definition of Allocated Amount set forth in SECTION 1.01 of the Loan Agreement by (i) inserting "(D)(VII)," after "(D)(VI)," therein and (ii) replacing "(D)(VII)(A)" with "(D)(VIII)(A)."

                (d) By replacing "97%" in CLAUSE (A)(I) of the definition of Collateral Value set forth in SECTION 1.01 of the Loan Agreement with "98.5%."

                (e) By amending SECTION 2.06(D) of the Loan Agreement by (i) replacing "(vi)" at the beginning of clause (vi) thereof with "(vii)" and (ii) replacing "(vii)" at the beginning of CLAUSE (VII) thereof with "(viii)."

                (f)     By inserting the following new CLAUSE (VI) after CLAUSE
(V) of SECTION 2.06(D):

        "(vi)   until the Carve-Out Allocation equals $1,000,000, to prepay outstanding Tranche C Advances;"

                (g) By amending SECTION 2.06(E) of the Loan Agreement by (i) replacing "$1,000,000" with "$1,200,000" in clause (i) thereof, (ii) deleting the "and" at the end of CLAUSE (VIII) thereof and (iii) replacing the "(ix)" at the beginning of CLAUSE (IX) thereof with "(x)."

                (h)     By inserting the following new CLAUSE (IX) after CLAUSE
(VIII) of SECTION 2.06(E):

        "(ix)   until the Carve-Out Allocation equals $1,000,000, to prepay outstanding Tranche C Advances; and."

                (i) By amending SECTION 3.07(A) of the Loan Agreement by deleting "(x) if the Obligations (other than Clearwing Deferred Payoff Obligations, Patriot Deferred Payoff Obligations and Clearwing Indemnification Liabilities) are paid in full by September 30, 2005 and no Event of Default has occurred prior to such date, $15,000,000 and (y) in all other cases, $17,500,000," and replacing it with the following: "15,750,000."

                (j) By amending and restating SECTION 3.07(A)(II)(1) as follows:

        "(1)    on each Weekly Fee Payment Date, an amount equal to (x) $500,000 divided by (y) the number of Weekly Fee Payment Dates in the applicable month; PROVIDED, THAT (I) with respect to the Weekly Facility Fee Payments due in May 2005, the Borrowers shall be permitted to defer such payments to the extent that, after giving effect to any or all of such payments, the Borrowers' Qualified Cash plus Availability would reasonably be expected to be less than $6,000,000 within the next 30 days; and (II) with respect to any Weekly Facility Fee Payment due after June 1, 2005, the Borrowers shall be permitted to defer such payment if, after giving effect to such payment, the Borrowers' Qualified Cash plus Availability would reasonably be expected to be less than $5,000,000 within the next 30 days (any payments deferred pursuant to clause (I) or clause
(II) shall not at any time exceed in the aggregate $1,500,000 and shall be paid by the earlier of (X) the date after May 31, 2005 on which making such payment would not reasonably be expected to cause the Borrowers' Qualified Cash plus Availability to be less than $5,000,000 within the next 30 days and (Y) the Termination Date); PROVIDED, FURTHER, THAT any payment deferred hereunder shall be treated as though paid for the purpose of the calculation set forth in
SECTION 7.35; and."

                (k) By amending and restating the second sentence of SECTION 3.07(B) of the Loan Agreement as follows:

        "If such average amount determined for any period as a percentage of the Maximum Credit (the "UTILIZATION PERCENTAGE") is less than 100%, the Borrowers shall pay to the Agent for the account of the Lenders on such Monthly Fee Payment Date or Termination Date, a non-utilization fee equal to the product of
(i) 0.25% per annum, TIMES (ii) the Maximum Credit (the "NON-USAGE FEE")."

                (l) By inserting the following immediately after "PROVIDED, HOWEVER, THAT" in SECTION 4.01(K) of the Loan Agreement:

        "notwithstanding the reference to "Obligations" in the clause preceding this proviso, the Collateralized Sub-debt Shared Collateral shall not at any time secure Obligations constituting Tranche A Advances advanced to fund Eligible Mortgage Loans in an aggregate principal amount greater than (i) the lesser of (x) $10,000,000 and (y) 100% of the aggregate outstanding principal amount of Collateralized Tranche A Advances and (ii) 10% of the aggregate outstanding principal amount of Collateralized Tranche A Advances at such time. "COLLATERALIZED TRANCHE A ADVANCES" means, as of the date of any Event of Default, the greater of (A) Tranche A Advances outstanding upon the occurrence of such Event of Default and (B) the maximum amount of Tranche A Advances outstanding at any time 30 days prior to the occurrence of such Event of Default. It is understood that."

                (m)     By inserting the following immediately after SECTION
7.38 of the Loan Agreement:

        "7.39 BUDGETED MORTGAGE LOAN ORIGINATIONS. For each two-calendar month period beginning with the two-calendar month period ending April 30, 2005, the Borrowers shall not permit the actual aggregate principal amount of Mortgage Loans originated during such period to be less than 80% of the aggregate principal amount of Mortgage Loans to be originated during such period as set forth in the Budget."

                (n)     By inserting the following immediately after SECTION
7.39 of the Loan Agreement:

        "7.40. APPROVED MARKETING EXPENDITURES. The approved marketing expenditures for the period March through December 2005 is $7,625,000 ("APPROVED MARKETING EXPENDITURES"). The Borrowers shall not (a) exceed the Approved Marketing Expenditures or (b) reallocate the difference between the marketing expenses in the Budget and the Approved Marketing Expenditures to other areas of the Budget without approval of the Chief Restructuring Officer and notice to the Committee."

                (o) By changing the reference to "SECTION 7.38" to "SECTION 7.40" in clause (g)(i) of SECTION 8 of the Loan Agreement

                (p)     By amending SECTION 11.04(C) of the Loan Agreement by
(i) deleting the last two sentences thereof and (ii) inserting the following at the end of the first sentence thereof immediately prior to ".":

        ", and, so long as no Event of Default has occurred, the Borrowers shall not be required to reimburse the costs and expenses of such firm to the extent that such costs and expenses exceed $200,000 in the aggregate."

                (q) By amending and restating the last sentence of SECTION 11.04(D) of the Loan Agreement as follows:

        "The costs and expenses of such engagement shall be reimbursed by the Borrowers; PROVIDED, that, the costs and expenses of such engagement from and after March 1, 2005 shall not exceed $40,000 per month."

                (r)     By inserting "(a) GENERAL." at the beginning of SECTION
11.19 of the Loan Agreement.

                (s) By inserting the following new SECTIONS 11.19(B), 11.19(C) and 11.19(D) after SECTION 11.19(A) of the Loan Agreement:

        "(b)    PRE-FUNDING REUNDERWRITING. The Agent shall have the right at any time to reunderwrite Mortgage Loans pre-funding on a select basis, not expected to exceed 5% of production unless the Agent has reasonable concern regarding loan quality. Upon the occurrence of a Pre-Funding Reunderwriting Trigger and subject to the availability of qualified underwriters, the Agent shall reunderwrite each Mortgage Loan on a pre-funding basis. Once the Borrowers have evidenced to the satisfaction of the Agent that a Pre-Funding Reunderwriting Trigger would no longer exist, the Agent shall remove the requirement that all Mortgage Loans be reunderwritten on a pre-funding basis.

        (c) POST-FUNDING REUNDERWRITING. During the 90-day period following the Closing Date or such longer period as the Borrowers and the Committee shall agree (the "INITIAL PERIOD"), the Agent shall reunderwrite each Mortgage Loan post-funding consistent with the Agent's customary loan reunderwriting practices. After the Initial Period, post-funding reunderwriting will be performed periodically on a random sample basis consistent with the Agent's customary loan reunderwriting practices. All post funding reunderwriting will be performed in a timely fashion subject to availability of qualified underwriters. Reunderwriting results will be shared with the Administrative Borrower and the Committee as available.

        (d) REUNDERWRITING. In reunderwriting any Mortgage Loan, the Agent shall review and underwrite such Mortgage Loan in the manner in which the Agent would underwrite Mortgage Loans for its own account and, in any event, in a commercially reasonable manner."

                (t)     By amending and restating SECTION 11.26 as follows:

        "11.26. MORTGAGE LOAN PURCHASE COMMITMENT. Subject to the terms and conditions set forth in SCHEDULE 11.26 hereto, Greenwich shall be obligated to purchase Approved Mortgage Loans from the Borrowers."

                (u)     By inserting new SECTION 11.27 as follows:

        "11.27. REPLACEMENT DIP / EXIT FACILITY. In connection with the Borrowers' confirmation of a Plan of Reorganization and arrangement for financing upon emerging from the Chapter 11 Cases or refinancing of the Facility, the Borrowers agree to approach the Agent to arrange such financing, and Agent shall have the first right of making an offer to act as the lead arranger for such financing, and shall be provided with a reasonable period of time to prepare any such offer. Nothing herein requires the Borrowers to accept the Agent's offer once received, and the Borrowers may seek offers from other Persons."

        3.      REPLACEMENT OF SCHEDULE 11.26 TO THE LOAN AGREEMENT. SCHEDULE
11.26 to the Loan Agreement is amended and restated in its entirety as set forth on SCHEDULE 11.26 to this Amendment.

        4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when the following conditions precedent have been satisfied:

                (a) CERTAIN DOCUMENTS. The Agent shall have received, on or before the First Amendment Effective Date, in form and substance satisfactory to the Agent, this Amendment, executed by each Borrower, the Lenders, the other Secured Parties and Trust 2004-1.

                (b) FINAL ORDER. The Agent shall have received satisfactory evidence of the entry of the Final Order which shall be in full force and effect, shall not be the subject of any pending appeal, and shall not have been vacated, stayed, reversed, modified or amended in any respect without the prior written consent of the Agent and the Required Lenders.

                (c) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrowers or Trust 2004-1 in or pursuant to the Loan Agreement, as amended hereby, and the other Loan Documents to which any of the Borrowers or Trust 2004-1 is a party or by which the Borrowers or Trust 2004-1 are bound, shall be true and correct in all material respects on and as of the First Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date).

                (d) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.

                (e) PAST EXPENSES PAID. The Borrowers shall have paid, in accordance with Section 11.04 of the Loan Agreement, all outstanding costs and expenses of the Agent and the Lenders, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders incurred prior to or otherwise in connection with this Amendment.

        5. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, and as of the First Amendment Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

                (a) Each of the representations and warranties contained in the Loan Agreement or any other Loan Documents are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; PROVIDED, HOWEVER, THAT references therein to the "Loan Agreement" shall be deemed to include this Amendment; and

                (b) No Default or Event of Default has occurred and is continuing.

        6. CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect. The amendments contained herein shall not constitute an amendment or a waiver of any other provision of the Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

        7. LOAN DOCUMENTS. This Amendment is deemed to be a "Loan Document" for the purposes of the Loan Agreement.

        8. COSTS AND EXPENSES. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered pursuant hereto, including the reasonable fees, disbursements and expenses of counsel.

        9.      GOVERNING LAW; COUNTERPARTS; MISCELLANEOUS.

                (a) This Amendment shall be governed by New York law without reference to choice of law doctrine (but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Amendment), except as governed by the Bankruptcy Code.

                (b) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                (c) Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

                (d) From and after the First Amendment Effective Date, all references in the Loan Agreement to the "Agreement" or the "Loan Agreement" shall be deemed to be references to such Agreement as modified hereby and this Amendment and the Loan Agreement shall be read together and construed as a single instrument.

                            [signature pages follow]

        IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment to the Debtor-in-Possession Loan and Security Agreement as of the day and year first above written.

                                      BORROWERS

                                      AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                      By:        /s/ Albert W. Mandia
                                               --------------------------------
                                      Title:   Executive Vice President and CFO


                                      AMERICAN BUSINESS CREDIT, INC.


                                      By:        /s/ Albert W. Mandia
                                               --------------------------------
                                      Title:   Executive Vice President and CFO


                                      HOMEAMERICAN CREDIT, INC.


                                      By:        /s/ Albert W. Mandia
                                               --------------------------------
                                      Title:   Executive Vice President and CFO


                                      AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                                      By:        /s/ Albert W. Mandia
                                               --------------------------------
                                      Title:   Executive Vice President and CFO


                                      TIGER RELOCATION COMPANY


                                      By:        /s/ Albert W. Mandia
                                               --------------------------------
                                      Title:   Executive Vice President and CFO


                        SIGNATURE PAGE TO FIRST AMENDMENT

                                      ABFS CONSOLIDATED HOLDINGS, INC.


                                      By:        /s/ Albert W. Mandia
                                               --------------------------------
                                      Title:   Executive Vice President and CFO



                                      AGENT

                                      GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                      By:        /s/ Jason Kennedy
                                               ---------------------------------
                                      Title:   Vice President



                                      LENDERS

                                      GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                      By:        /s/ Jason Kennedy
                                               ---------------------------------
                                      Title:   Vice President



                                      THE CIT GROUP/BUSINESS CREDIT, INC.


                                      By:        /s/ James A. Brennan, Jr.
                                               ---------------------------------
                                      Title:   Vice President


                        SIGNATURE PAGE TO FIRST AMENDMENT

                                      CLEARWING (for itself and for the
                                      CLEARWING INDEMNIFIED PARTIES)

                                      CLEARWING CAPITAL, LLC


                                      By:        /s/ Gregory L. Segall
                                               ---------------------------------
                                      Title:   Managing Member



                                      PATRIOT

                                      THE PATRIOT GROUP, LLC


                                      By:        /s/ Bruce R. Katz
                                               ---------------------------------
                                      Title:   Senior Vice President

                        SIGNATURE PAGE TO FIRST AMENDMENT

        For purposes of the Loan Documents to which Trust 2004-1 is party, by its signature below, Trust 2004-1 hereby consents and agrees to the entering into of this Amendment and acknowledges and affirms that the Non-Debtor Pledge Agreement remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Amendment.

        It is expressly understood and agreed that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely in its capacity as trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the undertakings and agreements herein made on the part of Trust 2004-1, is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose of binding only Trust 2004-1,
(c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Trust 2004-1 or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Trust 2004-1 under this Amendment or any other related documents.



                                   ABFS WAREHOUSE TRUST 2004-1,
                                   by Wilmington Trust Company, not in its
                                   individual capacity, but solely as trustee of ABFS Warehouse Trust 2004-1


                                   By:        /s/ Jeffrey J. Rossi
                                            ------------------------------------
                                   Title:   Senior Financial Services Officer


                        SIGNATURE PAGE TO FIRST AMENDMENT